POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Kimberly A. Genovese, Daniel P. Herr, Michelle Grindle,  Jeffrey L. Smith, Jassmin McIver-Jones, Rachel C. Fischer, Nadine Rosin, Brittany S. Speas, Kyle F. Whiteman and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 and N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Account	Product name
Lincoln Life Flexible Premium Variable Life Account D (811-04592)	Variable Universal Life Leadership Series
Lincoln Life Flexible Premium Variable Life Account F (811-05164)	American Legacy Life American Legacy Estate Builder
Lincoln Life Flexible Premium Variable Life Account G (811-05585)	VUL-III
Lincoln Life Flexible Premium Variable Life Account J (811-08410)	American Legacy Variable Life
Lincoln Life Flexible Premium Variable Life Account K (811-08412)	Multi Fund Variable Life
Lincoln Life Flexible Premium Variable Life Account M (811-08557)
VULdb / VULdb ES
VULdb-II ES
VUL-I / VULcv
VULcv-II / VULcvII ES / VUL Flex
VULcv-III ES
MoneyGuard VUL
VULone ES / VULone 2005 ES
Momentum VULone / Momentum VULone 2005
VULcv-IV ES
VULdb-IV ES
Momentum VULone 2007
VULone 2007
AssetEdge VUL
AssetEdge VUL2015/AssetEdge Exec VUL 2015
VULone2012
VULone2014
InReach VULone2014
VULone2019
AssetEdge VUL2019/AssetEdge Exec VUL 2019
AssetEdge VUL2019-2/AssetEdge Exec VUL 2019-2
AssetEdge VUL2020/AssetEdge Exec VUL 202
AssetEdge VUL 2022/AssetEdge VUL 2022-2
AssetEdge VUL 2025/AssetEdge VUL 2025-2
MoneyGuard Market Advantage
VULone2021
LifeGoals VUL
MoneyGuard Market Advantage 2024

Lincoln Life Flexible Premium Variable Life Account R (811-08579)
SVUL / SVUL-I
SVUL-II / SVUL-II ES
SVUL-III ES
SVUL-IV ES / PreservationEdge SVUL
SVULone ES
Momentum SVULone
SVULone 2007 ES
Momentum SVULone 2007
SVULone2013
SVULone2016
SVULone2019
SVULone2021
AssetEdge SVUL/AssetEdge SVUL – No Indexed Accounts

Lincoln Life Flexible Premium Variable Life Account S (811-09241)	CVUL / CVUL Series III / CVUL Series III ES LCV4 ES LCV5 ES / LCC VUL Lincoln Corporate Executive VUL
Lincoln Life Flexible Premium Variable Life Account Y (811-21028)
American Legacy VULcv-III
American Legacy VULdb-II
American Legacy SVUL-II
American Legacy SVUL-III
American Legacy VULcv-IV
American Legacy VULdb-IV
American Legacy SVUL-IV/PreservationEdge SVUL
American Legacy AssetEdge

Lincoln Life Flexible Premium Variable Life Account JF-A	Ensemble II Ensemble III Ensemble Exec 2006 Ensemble Exec Ensemble 1 Ensemble Accumulator Ensemble Protector
Lincoln Life Flexible Premium Variable Life Account JF-C	Ensemble SL Ensemble SVUL

Variable Annuity Separate Accounts:

Account	Product name
Lincoln National Variable Annuity Account C (811-03214)	Multi-Fund Multi-Fund Select Multi-Fund 5 Retirement Annuity Lincoln PathBuilder Income® IRA
Lincoln National Variable Annuity Account E (811-04882)	The American Legacy
Lincoln National Variable Annuity Account H (811-05721)
American Legacy II
American Legacy III
American Legacy III B Class
American Legacy III C Share
American Legacy III Plus
American Legacy III View
American Legacy Design
American Legacy Signature
American Legacy Fusion
American Legacy Series
American Legacy Advisory
American Legacy Target Date Income B Share
American Legacy Target Date Income Advisory
Shareholder’s Advantage
Shareholder’s Advantage A Class
Shareholder’s Advantage purchased on and after May 21, 2018

Lincoln National Variable Annuity Account L (811-07645)
Group Variable Annuity
Lincoln PathBuilder Income Version 1
Lincoln PathBuilder Income Version 2
Lincoln PathBuilder Income Version 3
Lincoln PathBuilder Income Version 4
Retirement Income Rollover Version 1
Retirement Income Rollover Version 2
Retirement Income Rollover Version 3
Retirement Income Rollover Version 4

Lincoln Life Variable Annuity Account N (811-08517)
ChoicePlus Assurance (A Share)
ChoicePlus Assurance (A Class)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (B Class)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (L Share)
ChoicePlus Assurance (Bonus)
Choice Plus
Choice Plus II
ChoicePlus Access
ChoicePlus II Access
ChoicePlus Bonus
ChoicePlus II Bonus

ChoicePlus II Advance
ChoicePlus Design
ChoicePlus Signature
ChoicePlus Rollover
ChoicePlus Fusion
ChoicePlus Series
ChoicePlus Prime
ChoicePlus Advisory
ChoicePlus Select B-Share
InvestmentSolutions
InvestmentSolutions RIA
Lincoln Investor Advantage
Lincoln Invester Advantage 2018
Lincoln Invester Advantage Pro
Lincoln Investor Advantage Fee-Based
Lincoln Investor Advantage RIA
Lincoln Investor Advantage Advisory
Lincoln Investor Advantage Pro Advisory
Lincoln Investor Advantage RIA Class
Lincoln Investor Advantage Advisory Choice
Lincoln Investor Advantage Pro Advisory Choice
Lincoln Level Advantage B Share Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Lincoln Level Advantage B Class Indexed Variable Annuity
Lincoln Level Advantage Advisory Class Indexed Variable Annuity
Lincoln Level Advantage Fee-Based Indexed Variable Annuity
Lincoln Level Advantage Select B-Share Indexed Variable Annuity
Lincoln Level Advantage Design B-Share Indexed Variable Annuity
Lincoln Level Advantage Design Advisory Indexed Variable Annuity
Lincoln Level Advantage Access Indexed Variable Annuity
Core Income

Lincoln Life Variable Annuity Account Q (811-08569)	Multi-Fund Group
The Lincoln National Life Insurance Company N-4 Registration Statement
Lincoln Level Advantage B Share Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Lincoln Level Advantage B Class Indexed Variable Annuity
Lincoln Level Advantage Advisory Class Indexed Variable Annuity
Lincoln Level Advantage Select B Share Indexed Variable Annuity
Lincoln Level Advantage Design B-Share Indexed Variable Annuity
Lincoln Level Advantage Design Advisory Indexed Variable Annuity
Lincoln Level Advantage Access Indexed Variable Annuity
Lincoln Level Advantage 2 B Share Index-Linked Annuity
Lincoln Level Advantage 2 Advisory Index-Linked Annuity
Lincoln Level Advantage 2 Advisory Class Index-Linked Annuity
Lincoln Level Advantage 2 B Class Index-Linked Annuity
Lincoln Level Advantage 2 Access Index-Linked Annuity
Lincoln Level Advantage 2 Advisory Select Index-Linked Annuity
Lincoln Level Advantage 2 Income B-Share Index-Linked Annuity
Lincoln Level Advantage 2 Income Access Index-Linked Annuity
Lincoln Level Advantage 2 Income Advisory Index-Linked Annuity
Lincoln Level Advantage 2 Income Advisory Select Index-Linked Annuity

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title
/s/Ellen G. Cooper _____________________________ Ellen G. Cooper Signed electronically on 11/19/25 at 4:07 pm	President and Director
/s/Christopher M. Neczypor _____________________________ Christopher M. Neczypor Signed electronically on 11/20/25 at 6:26 am	Executive Vice President, Chief Financial Officer and Director

/s/Craig T. Beazer _____________________________ Craig T. Beazer Signed electronically on 11/24/25 at 8:56 am	Executive Vice President, General Counsel and Director
/s/Eric B. Wilmer _____________________________ Eric B. Wilmer Signed electronically on 11/19/25 at 2:22 pm	Assistant Vice President and Director
/s/John G. Morriss _____________________________ John G. Morriss Signed electronically on 11/20/25 at 7:18 am	Executive Vice President, Chief Investment Officer and Director
/s/Adam M. Cohen _____________________________ Adam M. Cohen Signed electronically on 11/19/25 at 2:01 pm	Senior Vice President, Chief Accounting Officer and Treasurer

We, Delson R. Campbell, Kimberly A. Genovese, Daniel P. Herr, Michelle Grindle, Jeffrey L. Smith, Jassmin McIver-Jones, Rachel C. Fischer, Nadine Rosin, Brittany S. Speas, Kyle F. Whiteman and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/Delson R. Campbell	/s/Rachel C. Fischer
______________________________________ Delson R. Campbell Signed electronically on 11/19/25 at 4:10 pm	_____________________________________ Rachel C. Fischer Signed electronically on 11/20/25 at 9:00 am
/s/Kimberly A. Genovese ______________________________________ Kimberly A. Genovese Signed electronically on 11/20/25 at 5:42 am	/s/Daniel P. Herr _____________________________________ Daniel P. Herr Signed electronically on 11/24/25 at 8:05 am
/s/Nadine Rosin _____________________________________ Nadine Rosin Signed electronically on 11/24/25 at 10:29 am	/s/Michelle Grindle _____________________________________ Michelle Grindle Signed electronically on 11/21/25 at 8:41 am
/s/Jeffrey L. Smith _____________________________________ Jeffrey L. Smith Signed electronically on 11/19/25 at 2:51 pm	/s/John D. Weber _____________________________________ John D. Weber Signed electronically on 11/19/25 at 2:34 pm
/s/Jassmin McIver-Jones
_____________________________________
Jassmin McIver-Jones
Signed electronically on 11/19/25 at 2:11 pm

/s/Kyle F. Whiteman
_____________________________________
Kyle F. Whiteman
Signed electronically on 11/20/25 at 8:45 am
/s/Brittany S. Speas _____________________________________ Brittany S. Speas Signed electronically on 11/19/25 at 2:04 pm

Version dated: November 2025